UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2022

Trevi Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38886	45-0834299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 14th Floor New Haven, Connecticut	06510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 304-2499

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TRVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events

On February 24, 2022, Trevi Therapeutics, Inc., a Delaware corporation (the “Company”) announced positive interim analysis results of the Phase 2 Cough And NALbuphine (“CANAL”) trial of its investigational therapy Haduvio™ (nalbuphine ER) in idiopathic pulmonary fibrosis patients (“IPF”) suffering from chronic cough, establishing proof of concept. Further patient recruitment in the trial will stop based on the strength and consistency of the data.

The Company conducted a statistical analysis to assess the probability of success of CANAL based on the interim data. The results of that analysis revealed that there was a 100% chance of success on existing data and the Company has moved to end screening and conclude enrollment into CANAL. The interim analysis (N=26) was statistically significant on the primary efficacy endpoint, demonstrating a 52% placebo-adjusted reduction in the geometric mean percent change in daytime cough events (p<0.0001, conditional power 100%) for Haduvio. The interim analysis was conducted by an independent statistical team according to the pre-specified endpoint in the protocol.

CANAL Interim Primary Efficacy Endpoint Analysis: (as of January 28, 2022)

N=26, Full Analysis Set	Daytime cough frequency at end of treatment period vs. study baseline	p-value
Nalbuphine ER BID	-77.3%	p<0.0001
Placebo BID	-25.7%
Placebo-adjusted change	-51.6%

Full Analysis Set includes subjects completing at least 1 treatment period.

Supplemental Efficacy Analyses: (as of January 28, 2022)

The supplemental efficacy analyses from the CANAL interim data support the strong results seen in the primary efficacy endpoint. The supplemental analyses showed consistency when analyzed for completers of both treatment periods in the crossover design, against treatment period baseline, and baseline cough counts. Secondary endpoints of patient reported outcome measure changes were consistent with the improvement in daytime cough frequency results.

Arithmetic mean change in daytime cough frequency

	Full Analysis Set		Completers
	vs. Study Baseline	vs. Treatment Period Baseline	vs. Study Baseline	vs. Treatment Period Baseline
All cough counts
Number of subjects, N	26	26	18	18
Mean baseline coughs/hr	31	31	31	31
Nalbuphine ER	-67.7%	-65.9%	-67.0%	-65.0%
Placebo	-15.9%	+12.2%	-11.9%	+25.6%
Placebo adjusted change	-51.8%	-78.1%	-55.1%	-90.6%
Coughs/hr ≥20.5 (50% ITT)
Number of subjects, N	13	13	9	9
Mean baseline coughs/hr	50	50	50	50
Nalbuphine ER	-71.7%	-70.5%	-71.8%	-70.5%
Placebo	-23.7%	-0.7%	-25.1%	+5.5%
Placebo adjusted change	-48.0%	-69.9%	-46.7%	-76.1%

Full Analysis Set includes subjects completing at least 1 treatment period. Completers include subjects completing both treatment periods.

Safety and Tolerability Results:

Nalbuphine ER has been well-tolerated in the CANAL trial and has been studied in more than 1,000 subjects across indications. The safety profile remains consistent with prior studies with no new safety signals. One SAE has been reported in the CANAL trial to date and was not considered to be treatment related.

Next Steps:

Based on the positive interim analysis for the Ph2 CANAL trial, the Company has determined to stop further recruitment into the CANAL trial and plans to initiate discussions with Health Authorities regarding the next study. The Company plans to report data from the full CANAL trial early in the third quarter of 2022 and will include the patients enrolled in January and February of this year, which the Company expects to total approximately 40 subjects.

Forward-Looking Statements
Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, the expected timing of reporting full data from Trevi’s Phase 2 CANAL trial of Haduvio in IPF patients with chronic cough; Trevi’s business plans and objectives, including future plans or expectations for Trevi’s product candidates; and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions. Risks that contribute to the uncertain nature of the forward-looking statements include: uncertainties regarding the success, cost and timing of Trevi’s product candidate development activities and ongoing and planned clinical trials; uncertainties regarding the scope, timing and severity of the COVID-19 pandemic, the impact of the COVID-19 pandemic on Trevi’s clinical operations and actions taken in response to the pandemic; uncertainties regarding Trevi’s ability to execute on its strategy; the risk that interim results from a clinical trial may not necessarily be predictive of the results of the completed trial or other future or ongoing clinical trials; potential regulatory developments in the United States and foreign countries;  uncertainties inherent in estimating Trevi’s cash runway, future expenses and other financial results; including Trevi’s ability to continue as a going concern, comply with its obligations under its loan facility and fund future operations; as well as other risks and uncertainties set forth in the quarterly report on Form 10-Q for the quarter ended September 30, 2021 filed with the Securities and Exchange Commission and in subsequent filings with the Securities and Exchange Commission.  All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Trevi undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVI THERAPEUTICS, INC.

Date: February 24, 2022	By:	/s/ Lisa Delfini
Name: Lisa Delfini
Title: Chief Financial Officer